UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)

February 27, 2013

Tandy Brands Accessories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18927	75-2349915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3631 West Davis, Suite A Dallas, Texas 75211
(Address of principal executive offices and zip code)

(214) 519-5200
(Registrant's telephone number,
including area code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 22, 2013, Tandy Brands Accessories, Inc. (Nasdaq:TBAC) (the "Company") received a notification letter from the Nasdaq Global Market ("Nasdaq") stating that because the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended December 31, 2012 (the "10-Q") with the Securities and Exchange Commission (the "Commission"), it was not in compliance with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1).

Under the Nasdaq listing rules the Company has 60 days to submit a plan to Nasdaq to regain compliance with the applicable listing rule. Upon acceptance of the Company's compliance plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the 10-Q's initial due date, or until August 13, 2013, to regain compliance with Nasdaq's filing requirements for continued listing. The Nasdaq notice has no immediate effect on the listing or trading of the Company's common stock on The Nasdaq Global Market. The Company intends to file its 10-Q with the Commission as soon as practicable and, if necessary, the Company will submit a plan to regain compliance with Nasdaq's filing requirements within the 60 day period.

The matters set forth in this 8-K include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," " "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Form 10-K, filed on September 4, 2012 with the Commission and in the Quarterly Reports on Form 10-Q filed subsequent thereto. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release issued by the Company on February 27, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandy Brands Accessories, Inc.
Date: February 27, 2013	By:	/s/ N. RODERICK MCGEACHY, III N. Roderick McGeachy, III Chief Executive Officer